Inventories	12 Months Ended
Jun. 30, 2023
Inventories
Inventories
22	Inventories

	2023	2022
for the year ended 30 June	Rm	Rm
Carrying value
Crude oil and other raw materials	5 622	6 515
Process material	3 220	2 079
Maintenance materials	6 889	5 636
Work in progress	2 614	2 661
Manufactured products	23 658	23 988
Consignment inventory	202	231
	42 205	41 110

A net realisable value write-down of R948 million was recognised in 2023 (2022 – R451 million).

Inventory of R7 739 million (2022 – R1 803 million) is held at net realisable value. This relates mainly to manufactured products.

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the Group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)
Process, maintenance and other materials	Weighted average purchase price
Work-in-progress	Manufacturing costs incurred
Manufactured products including consignment inventory	Manufacturing costs according to FIFO